© 2012 The Williams Companies, Inc. All rights reserved.
Williams agrees to make strategic
investment in Access GP and ACMP
Investor Conference Call
December 11, 2012
Alan Armstrong, Chief Executive Officer
Don Chappel, Chief Financial Officer
Exhibit 99.1

© 2012 The Williams Companies, Inc. All rights reserved.
The reports, filings, and other public announcements of The Williams Companies, Inc. may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by various forms of words such as "anticipates," "believes," "seeks," "could," "may," "should," "continues,"
"estimates," "expects,“ “assumes,” "forecasts," "intends," "might," "goals," "objectives," "targets," "planned," "potential," "projects," "scheduled,"
"will,” “guidance,” “outlook,” “in service date,” “strategy” or other similar expressions. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management and include, among others, statements regarding:
>
Amounts and nature of future capital expenditures;
>
Expansion and growth of our business and operations;
>
Financial condition and liquidity;
>
Business strategy;
>
Cash flow from operations or results of operations;
>
The levels of dividends to Williams stockholders;
>
Seasonality of certain business components; and
>
Natural gas, natural gas liquids, and crude oil prices and demand
Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this presentation. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:
>
Whether Williams has sufficient cash to enable it to pay current and expected levels of dividends;
>
Availability of supplies, market demand, volatility of prices, and the availability and cost of capital;
>
Inflation, interest rates – and in the case of Williams fluctuation in foreign exchange and general economic conditions (including future disruptions and
>
The strength and financial resources of our competitors; Ability to acquire new businesses and assets and integrate those operations and assets into our
>
Development of alternative energy sources;

Forward-looking statements
volatility in the global credit markets and the impact of these events on our customers and suppliers);
existing businesses, as well as expand our facilities;

© 2012 The Williams Companies, Inc. All rights reserved.
>
The impact of operational and development hazards;
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Costs of, changes in, or the results of laws, government regulations (including safety and climate change regulation and changes in natural gas production from exploration and production areas that we serve), environmental liabilities, litigation, and rate proceedings;
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Williams’ costs and funding obligations for defined benefit pension plans and other postretirement benefit plans sponsored by its affiliates;
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Changes in maintenance and construction costs;
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Changes in the current geopolitical situation;
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Our exposure to the credit risk of our customers and counterparties;
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Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit;
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Risks associated with future weather conditions;
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Our ability to operate and control entities that we partially own in a manner beneficial to us;
>
Acts of terrorism, including cyber security threats and related disruptions; and
>
Additional risks described in our filings with the Securities and Exchange Commission (“SEC”)

Forward-looking statements continued
Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.
In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this announcement. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.
Investors are urged to closely consider the disclosures and risk factors in Williams’ annual report on Form 10-K filed with the SEC on Feb. 28,
2012, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williams.com.
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in that registration statement (Registration No. 333-181644) and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by visiting the issuer’s website at www.williams.com.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting
Citigroup at 800-831-9146 or batprospectusdept@citi.com, Barclays at 888-603-5847 or Barclaysprospectus@broadridge.com, or UBS
Investment Bank at 888-827-7275.

© 2012 The Williams Companies, Inc. All rights reserved.
Williams to invest up to $2.4 billion
expanding scale, basin-diversity,
fee-based earnings and growth
platform
Affirms guidance for 20% annual
dividend growth, $1.44 in 2013 and
$1.75 in 2014
Acquiring 50% Interest in Access Midstream Partners GP,
L.L.C. and Approximately 25% of LP Units of Access
Midstream Partners, LP for up to $2.4 Billion; ACMP to
Acquire Most of Chesapeake’s Remaining Gathering &
Processing Assets for $2.16 Billion
Expect  Rapidly Growing Distributions From ACMP LP and
GP Interests, Including IDRs, to Add to Drivers of
Continued Strong Dividend Growth in 2014 and Beyond
Acquisition Significantly Increases Williams’ Economic
Opportunity in primarily Major Shale Plays with 8.7 Million
Acres Under Long-term Dedications and Gathering 3.9
Bcf/day
Bolsters Position in Marcellus and Utica; Adds Geographic
Diversity via Eagle Ford, Haynesville, Barnett, Permian,
Granite Wash, Colony Wash, Mississippi Lime and
Niobrara
Separately, Chesapeake Affirms Intention to Support
Williams’ Development of Proposed NGL Pipeline from
Marcellus/Utica Producing Areas to Gulf Coast Markets
Finance Investments with Combination of Equity and Debt;
Expect to maintain investment grade rating
GIP
New strategic
partnership with $15
billion fund
Existing ACMP
relationship
ACMP
GP & LP
Basin diversity
Cost-of-service
contracts
Experienced
leadership and staff
New investments to benefit WMB

Today’s announcement

© 2012 The Williams Companies, Inc. All rights reserved.

WMB acquires GIP’s Fund I
holdings in ACMP, including a
50% GP interest and 34.5 million
subordinated units
ACMP continues as independent
public company with GIP Fund II
and WMB as 50-50 owners of
ACMP GP with equal
governance rights
2
ACMP, with support from WMB
and GIP Fund II, acquires most
of CHK’s remaining G&P
business for $2.16 billion
To support the ACMP acquisition,
WMB and GIP II each will make
equity investment in ACMP of
between $350 million and $580
million
*ACMP LP ownership %s  dependent on certain capital raising activities of  ACMP. Definitions: Access GP = Access Midstream Partners, GP; ACMP = Access Midstream Partners LP; GIP =
Global Infrastructure Partners, CHK gathering & processing = majority of Chesapeake Energy Corp.’s remaining gathering and processing business.
Williams
GIP Fund II
Access GP
ACMP
CHK gathering
& processing
2% GP/IDRs
50%
Interest
50%
Interest
31.9% of
LP units*
24.9% of
LP units*
43.2% of
LP units*
ACMP acquiring
Pro Forma Structure

Strategic, transformative transactions
Public

We make energy happen.™

Williams
NYSE:WMB
Interests in
ACCESS
MIDSTREAM PARTNERS
NYSE:ACMP
Midstream Canada & Olefins
Williams
PARTNERS L.P.
NYSE:WPZ

© 2012 The Williams Companies, Inc. All rights reserved.
This pro forma structure represents Williams after the closing of its acquisition of Access GP and ACMP interests and ACMP’s acquisition of most of Chesapeake’s remaining gathering and processing assets.

Pro forma WMB corporate structure
100%
of GP
Interest,
IDRs
LP
68%
50% of
GP
Interest,
IDRs
LP
25%

Williams

We make energy happen.™

Marcellus
Mississippi Lime
Granite Wash/ Colony Wash
Oklahoma City
Wolfberry
Barnett
Haynesville
Delaware (Permian)
ACMP Active Liquids Areas
ACMP Active Natural Gas Areas
ACMP Operating States

Niobrara
Utica
Marcellus
Mississippi Lime
Granite Wash/ Colony Wash
Oklahoma City
Wolfberry
Barnett
Haynesville
Delaware (Permian)
Eagle Ford
ACMP Active Liquids Areas
ACMP Active Natural Gas Areas
ACMP Operating States

© 2012 The Williams Companies, Inc. All rights reserved.
Source: ACMP
Pro Forma ACMP Customer Base
Chesapeake
Anadarko
ExxonMobil
Shell
Statoil
Mitsui
Total
Enervest

Current ACMP Assets Pro Forma ACMP Assets
Pro forma ACMP assets, customers

© 2012 The Williams Companies, Inc. All rights reserved.

Alberta
Pro Forma Williams and ACMP Assets
*
1
Some partially owned.
Investment adds to Williams’ scale,
diversity, fee-based cash flow
and growth platform
WPZ
Fractionator¹
Gas Processing and/or Treatment Plant¹
Natural Gas Gathering
Spars
WPZ Pipelines¹
LNG Storage¹
ACMP / Chesapeake G&P Active Areas
NGL Storage
Underground Storage
WMB
Olefins Plant and/or Fractionator
WMB Pipelines
ACMP / Chesapeake G&P
Olefins Plant and/or Fractionator

© 2012 The Williams Companies, Inc. All rights reserved.
>
Large-scale, market-leading positions with fee-based revenues and primarily low-risk cost-of-service contracts
>
Significantly diversifies Williams’ portfolio
>
Adds to long-term growth platform
>
Affirming 20% annual dividend growth for 2013-14
>
Expect rapidly growing cash distributions from ACMP
– Adds to drivers of continued strong dividend growth in 2014 and beyond
>
New strategic partnerships with ACMP and GIP

Strategic, value-creating transactions